                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported): DECEMBER 31, 2002
                                                  -----------------




                             DVI RECEIVABLES CORP.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                    333-68043                 33-0608442
-------------------------------  -----------------------  ----------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                             18929
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000
                                                     --------------



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         (Former name or former address, if changed since last report.)

Item 7.      Financial Statements and Exhibits


Exhibit 99.1 Servicer Report for month ending December 31, 2002, payment date
             January 13, 2003


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  DVI Delaware Trust 1998-2
                                                  -------------------------
                                                        (Registrant)

                                            By:   DVI Receivables Corp.
                                                  Owner of Trust


Dated:     January 17, 2003                 By:   /s/ Steven Garfinkel
                                                  ------------------------------
                                                  Steven Garfinkel
                                                  Executive Vice President and
                                                  Chief Financial Officer


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